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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


      Date of Report (Date of earliest event reported): September 30, 1998



                                  NATROL, INC.
               (Exact name of Registrant as specified in charter)



         Delaware                      000-24567                 95-3560780
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)


                   21411 Prairie Street, Chatsworth, CA 91311
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (818) 739-6000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 2.      Acquisition of Assets.

         On September 30, 1998, Natrol, Inc. (the "Registrant"), through its wholly-owned subsidiary Natrol Acquisition Corp. (the "Acquisition Sub," and, together with the Registrant, the "Company"), acquired substantially all of the assets and properties (collectively, the "Acquired Assets") of Laci Le Beau Corporation, Shay Lee Corporation, and The Nutrition Products Trust of 1995 (collectively, the "Laci Le Beau Entities") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of September 18, 1998 by and among the Acquisition Sub, the Registrant, the Laci Le Beau Entities, and the founders of the Laci Le Beau Entities. A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 hereto and is expressly incorporated by reference herein.

         The Laci Le Beau Entities are based in Fresno, California, and are engaged in the business of developing, formulating, manufacturing and distributing nutritional and dietary supplement products, including diet supplement and herbal teas.

         The Company paid an aggregate of $7.5 million in cash for the Acquired Assets. The amount of consideration for the acquisition was determined through arm's length negotiations between the parties. The Company used proceeds from the Registrant's initial public offering of common stock which was completed in July 1998 to pay the consideration for the acquisition.

         The Acquired Assets include certain tangible and intangible assets of the Laci Le Beau Entities, including equipment, inventory, contract rights, intellectual property rights, and goodwill. The Acquired Assets are described more fully in the Asset Purchase Agreement. The Company intends to use the Acquired Assets for purposes that are consistent with the historical use of such assets by the Laci Le Beau Entities.


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Item 7.      Financial Statements, Pro forma Financial Information and Exhibits.

         At the time of the filing of this Form 8-K, it is impracticable for the Registrant to provide financial information relating to the acquisition of the Acquired Assets from the Laci Le Beau Entities. Such required financial information will be filed by amendment not later than December 14, 1998, in accordance with Item 7, paragraphs (a)(4) and (b)(2) of Form 8-K.

         (c)      Exhibits

                  2.1 Asset Purchase Agreement dated as of September 18, 1998 (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).


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                                  EXHIBIT INDEX


Exhibit                    Name
-------                    ----
2.1                        Asset Purchase Agreement dated as of September 18,
                           1998 (excluding schedules and exhibits, which the
                           Registrant agrees to furnish supplementally to the
                           Commission upon request).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                        NATROL, INC.


Dated:  October 8, 1998                 By: /s/ Dennis R. Jolicoeur
                                            ------------------------
                                            Name:   Dennis R. Jolicoeur
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


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